SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  October 19, 1999
                                                         (October 18, 1999)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                   58-2094179
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(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                         Identification Number)



        101 North Greenwood St., P.O. Box 3007
                   LaGrange, Georgia                              30240
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        (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000





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Item 5.  Other Events
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     On October 18, 1999,  the  Registrant  and Abbeville  Capital  Corporation,
parent company of The Bank of Abbeville, located in Abbeville, South Carolina, executed a Mutual Termination Agreement, pursuant to which the parties agreed to cancel their plans to merge. Attached hereto is the press release regarding the announcement of the merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c) Exhibits.  The following exhibits are filed as part of this report:

   99.1  Press Release dated October 18, 1999, issued by the Registrant.







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                                INDEX OF EXHIBITS

Exhibit
Number      Description
------      -----------

   99.1     Press Release, dated October 18, 1999




                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 19, 1999


                                            FLAG Financial Corporation


                                            /s/ John S. Holle
                                            --------------------
                                            By John S. Holle
                                            Chairman of the Board


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